                                         TERM NOTE B

$275,000.00                                                       Dayton, Ohio
                                                                  April _, 1995


     For value received, the undersigned WHITEFORD FOOD VENTURES, L.P., a Texas limited partnership, with an address at 770 N. Center Street, Versailles, Ohio 45380 (the "Borrower"), promises to pay to the order of PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its offices located at 112 West Second Street, Dayton, Ohio 45402, or such other location as the Lender may from time to time designate, in immediately available funds the sum of TWO HUNDRED SEVENTY-FIVE THOUSAND DOLLARS
($275,000.00) payable with interest from the date hereof and subject to the following terms and conditions:

1. RATE OF INTEREST. The rate of interest on this Note will be nine and 42/100 percent (9.42%) per annum, calculated on a year of 360 days for the actual number of days in each interest period.

2. PAYMENT TERMS. Monthly payments consisting of principal together with interest in the amount of $5,765.00 shall be due and payable commencing on June 1, 1995 and will then be due and payable on the first day of each month thereafter until this Note has been paid in full.
Any outstanding but unpaid principal balance and any accrued but unpaid interest shall be paid in full on May 1, 2000. Any payment of principal or interest under this Note must be received by the Lender by 2:00 p.m. E.S.T. on a business day in order to be credited on such date. If the Borrower fails to make any payment of principal, interest or other amount becoming due pursuant to the provisions of this Note within 15 calendar days of the date due and payable, the Borrower also shall pay to the Lender a late charge equal to the lesser of five percent (5%) of the amount of such payment or $50. Such 15-day period shall not be construed in any way to extend the due date of any such payment. The late charge is imposed for the purpose of defraying the Lender's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by the Lender of any rights and remedies hereunder or under applicable laws and any fees and expenses of any agents or attorneys which the Lender may employ upon default. Upon maturity, whether by acceleration, demand or otherwise, and at the option of the Lender upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be six percent (6%) per annum above the then current interest rate in effect under this Note, but not more than the highest rate permitted by applicable law (the "Default Rate"). The above interest rates shall continue to apply whether or not judgment shall be entered on this Note.

     Payments received will be applied in the following order: (1) to charges, fees and expenses (including attorneys fees), (2) to accrued interest and (3) to principal.

3. PREPAYMENT PREMIUM. This Note may be prepaid in whole or in part without penalty.

4. SECURITY FOR NOTE. This Note is issued in connection with (i) a Credit Agreement dated June 13, 1994 and subsequently amended on March 31, 1995 and again of even date herewith, by and among the Borrower, the Lender, PNC Bank, Ohio, National Association ("PNC"), and PNC as
Agent (the "Credit Agreement"); and (ii) the Loan Documents, as that term is defined in the Credit Agreement (collectively, the "Loan
Documents"), and is secured by the property described in the Loan Documents and by such other collateral as previously may have been or may in the future be granted to the Lender to secure this Note. This
Note is one of two Term Notes B referred to in the Credit Agreement, and is entitled to the benefits, and is subject to the terms, of the Credit Agreement and other Loan Documents, as defined above. Reference is hereby made to the Loan Documents for a description of the security and the rights of the Lender and the obligations of the Borrower in respect thereto, but neither this reference to the Loan Documents nor any provisions thereof shall affect or impair the obligation of the Borrower to pay the principal and interest of this Note and all other sums or charges hereunder when due and payable in accordance with the terms and conditions hereof.

5. EVENT(S) CAUSING NOTE TO BECOME DUE. Upon the occurrence of an
Event of Default (as that term is defined in the Credit Agreement), the Lender shall have such rights and remedies as are provided for in the Credit Agreement. The Borrower waives presentment, demand, protest and notice of demand, protest and dishonor.

6. PROCEEDS. The Borrower acknowledges that the proceeds of this Note will be used exclusively for business or commercial purposes and no portion of such proceeds will be used for personal, family, educational, or household purposes. Specifically, the proceeds of this Note will be used for the purchase of fixed assets.

7. COGNOVIT NOTE. The Borrower hereby irrevocably authorizes any attorney-at-law to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Lender, and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record.

8. MISCELLANEOUS. No delay or omission of the holder of this Note to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein nor shall the action or non-action of the holder of this Note in case of default on the part of the undersigned impair any right or power resulting therefrom. The Borrower agrees to pay, to the extent permitted by law, all attorneys' fees and costs incurred by the Lender in the enforcement of its rights in this Note and any security therefor. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect.

     If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and the heirs, administrators, successors and assigns of the Borrower, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to the "Borrower" and "Lender" shall be deemed to apply to the Borrower and Lender and their respective heirs, administrators, successors and assigns.

     THIS NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND WILL BE DEEMED TO HAVE BEEN MADE AT DAYTON, OHIO AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF OHIO, AND THE BORROWER HEREBY AGREES TO
THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN
MONTGOMERY COUNTY, OHIO AND CONSENTS THAT ALL SERVICE OF PROCESS BE
MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS,
POSTAGE PREPAID; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT
THE LENDER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST THE BORROWER INDIVIDUALLY, OR AGAINST ANY PROPERTY OF THE BORROWER WITHIN ANY OTHER STATE OR NATION TO ENFORCE ANY AWARD
OR JUDGMENT OBTAINED IN THE FEDERAL OR STATE COURT LOCATED WITHIN MONTGOMERY COUNTY, OHIO. THE BORROWER WAIVES ANY OBJECTION BASED ON
FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN ANY ACTION INSTITUTED HEREUNDER. THE BORROWER AND THE LENDER EACH WAIVE ANY RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE
LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH
AGREEMENTS.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN
AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                             WHITEFORD FOODS VENTURE,  L.P.,
                                             a Texas limited partnership

                                         By: G/W FOODS, INC., general partner,
                                             a Texas corporation


                                              By: /S/ ALBERT D. GREENAWAY
                                                  ---------------------------
                                              Print Name: Albert D. Greenaway
                                              Title: President



STATE OF OHIO         )
                      )  SS:
COUNTY OF MONTGOMERY  )

     The foregoing instrument was acknowledged before me this 14th day of April, 1995 by Albert D. Greenaway, President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                     /s/ BARBARA BORDEWISCH BEAM
                                     ----------------------------
                                     Notary Public


                                      BARBARA BORDEWISCH BEAM, Notary Public
                                      in and for the State of Ohio
                                      My Commission Expires March 21, 1999

                                         TERM NOTE B

$225,000.00                                                      Dayton, Ohio
                                                                 April _, 1995

     For value received, the undersigned WHITEFORD FOOD VENTURES, L.P., a Texas limited partnership, with an address at 770 N. Center
Street, Versailles, Ohio 45380 (the "Borrower"), promises to pay to the order of THE FIFTH THIRD BANK OF WESTERN OHIO, N.A., a national banking association (the "Lender"), at its offices located at 123 Market Street, Piqua, Ohio 45236, or such other location as the Lender may from time to time designate, in immediately available funds the sum of TWO HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($225,000.00) payable with interest from the date hereof and subject to the following terms and conditions:

1. RATE OF INTEREST. The rate of interest on this Note will be nine and 42/100 percent (9.42%) per annum, calculated on a year of 360 days for the actual number of days in each interest period.

2. PAYMENT TERMS. Monthly payments consisting of principal together with interest in the amount of $4,717.00 shall be due and payable commencing on June 1, 1995 and will then be due and payable on the first day of each month thereafter until this Note has been paid in full.
Any outstanding but unpaid principal balance and any accrued but unpaid interest shall be paid in full on May 1, 2000. Any payment of principal or interest under this Note must be received by the Lender by 2:00 p.m. E.S.T. on a business day in order to be credited on such date. If the Borrower fails to make any payment of principal, interest or other amount becoming due pursuant to the provisions of this Note within 15 calendar days of the date due and payable, the Borrower also shall pay to the Lender a late charge equal to the lesser of five percent (5%) of the amount of such payment or $50. Such 15-day period shall not be construed in any way to extend the due date of any such payment. The late charge is imposed for the purpose of defraying the Lender's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by the Lender of any rights and remedies hereunder or under applicable laws and any fees and expenses of any agents or attorneys which the Lender may employ upon default. Upon maturity, whether by acceleration, demand or otherwise, and at the option of the Lender upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be six percent (6%) per annum above the then current interest rate in effect under this Note, but not more than the highest rate permitted by applicable law (the "Default Rate"). The above interest rates shall continue to apply whether or not judgment shall be entered on this Note.

     Payments received will be applied in the following order: (1) to charges, fees and expenses (including attorneys fees), (2) to accrued interest and (3) to principal.

3. PREPAYMENT PREMIUM. This Note may be prepaid in whole or in part without penalty.

4. SECURITY FOR NOTE. This Note is issued in connection with (i) a Credit Agreement dated June 13, 1994 and subsequently amended on March 31, 1995 and again of even date herewith, by and among the Borrower, the Lender, The Fifth Third Bank of Western Ohio, N.A., and the Lender as Agent (the "Credit Agreement"); and (ii) the Loan Documents, as that term is defined in the Credit Agreement (collectively, the "Loan Documents"), and is secured by the property described in the Loan Documents and by such other collateral as previously may have been or may in the future be granted to the Lender to secure this Note. This
Note is one of two Term Notes B referred to in the Credit Agreement, and is entitled to the benefits, and is subject to the terms, of the Credit Agreement and other Loan Documents, as defined above. Reference is hereby made to the Loan Documents for a description of the security and the rights of the Lender and the obligations of the Borrower in respect thereto, but neither this reference to the Loan Documents nor any provisions thereof shall affect or impair the obligation of the Borrower to pay the principal and interest of this Note and all other sums or charges hereunder when due and payable in accordance with the terms and conditions hereof.

5. EVENT(S) CAUSING NOTE TO BECOME DUE. Upon the occurrence of an
Event of Default (as that term is defined in the Credit Agreement), the Lender shall have such rights and remedies as are provided for in the Credit Agreement. The Borrower waives presentment, demand, protest and notice of demand, protest and dishonor.

6. PROCEEDS. The Borrower acknowledges that the proceeds of this Note will be used exclusively for business or commercial purposes and no portion of such proceeds will be used for personal, family, educational, or household purposes. Specifically, the proceeds of this Note will be used for the purchase of fixed assets.

7. COGNOVIT NOTE. The Borrower hereby irrevocably authorizes any attorney-at-law to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Lender, and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record.

8. MISCELLANEOUS. No delay or omission of the holder of this Note to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein nor shall the action or non-action of the holder of this Note in case of default on the part of the undersigned impair any right or power resulting therefrom. The Borrower agrees to pay, to the extent permitted by law, all attorneys' fees and costs incurred by the Lender in the enforcement of its rights in this Note and any security therefor. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect.

     If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and the heirs, administrators, successors and assigns of the Borrower, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to the "Borrower" and "Lender" shall be deemed to apply to the Borrower and Lender and their respective heirs, administrators, successors and assigns.

     THIS NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND WILL BE DEEMED TO HAVE BEEN MADE AT DAYTON, OHIO AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, AND THE BORROWER HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN MONTGOMERY COUNTY, OHIO AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT THE LENDER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST THE BORROWER INDIVIDUALLY, OR AGAINST ANY PROPERTY OF THE BORROWER WITHIN ANY OTHER STATE OR NATION TO ENFORCE ANY AWARD OR JUDGMENT OBTAINED IN THE FEDERAL OR STATE COURT LOCATED WITHIN MONTGOMERY COUNTY, OHIO. THE BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN ANY ACTION INSTITUTED HEREUNDER. THE BORROWER AND THE LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                           WHITEFORD FOODS VENTURE,  L.P.,
                                           a Texas limited partnership

                                           By: G/W FOODS, INC., general partner,
                                               a Texas corporation


                                               By: /S/ Albert D. Greenaway
                                                   ---------------------------
                                               Print Name: Albert D. Greenaway
                                               Title: President



STATE OF OHIO         )
                      )   SS:
COUNTY OF MONTGOMERY  )

     The foregoing instrument was acknowledged before me this 14th day of April, 1995 by Albert D. Greenaway, President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                                /S/ Barbara Bordewisch Beam
                                                    --------------------------
                                                    Notary Public

                                        BARBARA BORDEWISCH BEAM, Notary Public
                                        In and for the State of Ohio
                                        My Commission Expires March 21, 1999